                                                                   EXHIBIT 10.15



                            LOAN GUARANTEE AGREEMENT
                           AGRICULTURAL BANK OF CHINA


                                              Wei Nong Yin Bao Jie Zi 97 No. 103


Lender: Weifang City Branch, Agricultural Bank of China

Borrower: Weifang Fuhua Amusement Park Co., Ltd.

Guarantor: Weifang Neo-Luck (Group) Company

Pursuant to applicable laws and regulations, Lender, Borrower and Guarantor, after full consultations with each other, hereby agree to enter into this Agreement to bind the three Parties.

Article 1. Lender agrees to provide a loan to Borrower as follows:

(1)   Type of loan: long-term; Purpose of loan: purchase of equipment;

(2) Amount of loan: Sixty five million Renminbi; (write currency and amount in full-form characters)

(3) Repayment method: interest paid quarterly, principal repaid at the end of Loan term

(4)   Loan term and rate of interest:

1. One-time repayment: from 12 June 1997 to 20 December 2006, with a rate of interest of 10.35% per month.

2. Amortized repayment: repayment of _________ on _________, with a rate of interest of _________ per _____; repayment of _________ on _________, with a rate of interest of _________ per _____; repayment of _________ on _________, with a rate of interest of _________ per _____.

In the event that the State should adjust its interest rates or that Borrower should fail to pay interest to Lender by the due date, relevant matters shall be dealt with in accordance with applicable regulations established by the People's Bank of China.

Article 2. Borrower shall repay the whole principal of the Loan and interest thereon in accordance with the Loan term agreed upon under this Agreement. If the loan is overdue, interest of 0.4% per day shall be charged during the period that it is overdue. In the event that delayed repayment shall be necessary, Borrower shall apply for extension to Lender ten days prior to the expiration of the Loan term. Upon approval by Lender of such application, a delayed repayment agreement shall be entered into, and such agreement shall be legally binding on Guarantor. Guarantor shall willingly continue to bear the Guarantee responsibility, with the Guarantee term extended accordingly.

Article 3. Borrower shall utilize the Loan for the purpose specified under this Agreement. In the event that the Loan should be misappropriated, interest of 0.5% per day shall be charged for the duration of the misappropriation.

Article 4. Borrower hereby makes the following commitments:

(1) Borrower shall provide Lender with such relevant information as Borrower's true balance sheets, income statements, names of all of Borrower's deposit banks, account numbers, and deposit and loan balances.

(2) Borrower shall accept monitoring by Lender of Borrower's use of the Loan and Borrower's production and operations and financial activities.

(3) Borrower shall utilize the Loan for the purpose specified under this Agreement.

(4) Borrower shall fully repay principal of the Loan and interest thereon according to schedule.

(5) Borrower shall provide advance notice to Lender in the event that Borrower should pledge Borrower's assets as security for third parties' liabilities, and such pledging of assets shall not adversely affect Lender's recovery of the Loan upon maturity.

(6) Borrower shall provide advance notice to Lender of any change of Borrower's legal representative, legal address or operational location or any reduction of its registered capital.

(7) Borrower shall not change Borrower's operational mode or ownership structure due to such reasons as contracting, leasing, joint operations, equity restructuring, splitting into separate entities, being a target for acquisition (merger), and investing abroad, unless Borrower obtains Lender's approval regarding arrangements for debt repayment obligations and means of debt repayment.

In the event that Borrower should violate any clause in this article, Lender shall have the right to recall the Loan, suspend disbursement of any portion of the Loan not yet used, or impose other credit sanctions.

Article 5. Guarantor and Borrower shall be jointly liable for the Loan. The Guarantee term shall be from the day when this Agreement enters into effect until two years after the due date for the last portion of the loan, namely, from December 20, 2006 to December 20, 2008.

Article 6. The Guarantor's scope of Guarantee shall include principal obligations, principal, interest, penalties and costs incurred by Lender to realize Lender's creditor rights.

Article 7. Guarantor hereby makes the following commitments:

(1)   Guarantor shall provide such materials as Lender may require.

(2) Guarantor shall provide advance notice to Lender of any pledge of Guarantor's assets as security for a third party's liabilities, any change of Guarantor's legal representative, legal address or operational location or any reduction of its registered capital.

(3) Guarantor shall not change Guarantor's operational mode or ownership structure due to such reasons as contracting, leasing, joint operations, equity restructuring, splitting into separate entities, being a target for acquisition (merger), and investing abroad, unless Guarantor has obtained the Lender's approval regarding arrangements for Guarantee obligations.

In the event that Guarantor should violate any clause in this article, Lender shall have the right to make claims against the Guarantor in advance, and Guarantor shall not object to such claims. Additionally, Lender shall have the right to suspend disbursement of any portion of the Loan not yet used by Borrower.

Article 8. In the event that that Borrower or Guarantor should be involved in a material lawsuit or lawsuits or in other changes in circumstances that may endanger the Loan or may cause Guarantor to lose the ability to provide the Guarantee, Lender shall have the right to recall the Loan.

Article 9. In the event Lender should recall the principal of the Loan and interest thereon pursuant to this Agreement, Guarantor shall bear the Guarantee obligations.

Article 10. Regardless of whether Lender should recover the Loan on schedule or recall the Loan ahead of schedule in accordance with this Agreement, Lender may directly deduct funds from Borrower's or Guarantor's accounts, and Borrower or Guarantor shall not object to such deduction.

Article 11. In the event that the Loan Agreement should be determined to be ineffective, the Guarantee Agreement shall continue to be effective, provided no other factors cause the Guarantee Agreement to be ineffective. In the event that the Guarantee Agreement should be determined to be ineffective, Lender shall have the right to terminate the Loan Agreement, or Borrower shall provide another Guarantee upon approval by Lender.

Article 12. Disputes arising under this Agreement shall be under the jurisdiction of the People's Court in the place where Lender is located.

Article 13. Miscellaneous:

Article 14. All other issues not addressed in this Agreement shall be governed by applicable laws, regulations and banking rules of the State.

Article 15. This Agreement shall be in three official copies, which shall be identical to one another, with each of Borrower, Lender and Guarantor holding one copy. This Agreement shall enter into effect upon signature or seal by the three Parties.




Borrower (Official Seal): Weifang Fuhua Amusement Park Co., Ltd.
Deposit Bank and Account Number:
Address:
Legal Representative or Authorized Representative (Signature or Seal):
Xinyi Wang

Lender (Official Seal or Contract Stamp): International Department, Weifang City Branch, Agricultural Bank of China
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Person in Charge or Authorized Representative (Signature or Seal):

Guarantor (Official Seal): Weifang Neo-Luck (Group) Company
Address:
Person in Charge or Authorized Representative (Signature or Seal):
Deposit Bank and Account Number:

Date: June 12, 1997
Place: International Department, Weifang Branch, Agricultural Bank of China

                               (Interest Voucher)

                                                                      Third Copy

Account Number 736000101                    September 20, 2001

Payer                                                          Payee
------------------------------------------------------------------------------------------------
Account                  Fuhua Amusement Park                  Account
Name                     Co., Ltd.                             Name

Account                                                        Account
Number                                                         Number
------------------------------------------------------------------------------------------------
   Amount                Two Hundred Fifty
(in full-form            Thousand Six                                          RMB 250,635.00
 characters)             Hundred Thirty Five
                         Yuan Exactly
------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
     Basic Interest Rate %                Tranche Amount               Tranche
                                                                       Interest

          6.435                           1,085,000,000                (Illegible)
          X 12 (hand written)
--------------------------------------------------------------------------------

(Illegible)

7.722% (hand written)
                                                          Item: (Debit)

                                                          Counter Item: (Credit)

RMB 35,000,000 (hand written)


Interest Period:                     From August 21, 2001 to September 20, 2001
--------------------------------------------------------------------------------
(Illegible) (Director)                                 Book Keeper
Checker

Official Seal for Business Department of Weifang Branch of the Agricultural Bank of China)

[right margin:] Receipt on behalf of unit